SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

      Date of Report (Date of earliest event reported): April 30, 2003
                          --------------------------



                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

                          --------------------------



          New York                      1-7657                 13-4922250
 -----------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)



================================================================================

ITEM 9.   REGULATION FD DISCLOSURE

     American Express Company has made available supplemental financial information with respect to the year ended December 31, 2002, relating to certain of its subsidiaries and business units. The information can be viewed at the Company's Investor Relations website at http://ir.americanexpress.com under the caption "Financial Reports." A summary of the supplemental financial information posted on the Company's website is listed below.

2002 Supplemental Financial Information
--------------------------------------------------
Travel Related Services
         -Financial Review
         -Five-year Summary of Selected Financial Data
                  -Statements of Income
                  -Selected Financial Statistics and Data
                  -Selected Statistical Information
                  -Condensed Balance Sheets

American Express Credit Corporation
         -Selected Financial Data
         -Management's Discussion and Analysis of Financial Condition and
          Results of Operations
         -Quantitative And Qualitative Disclosures About Market Risk -Consolidated Statements of Income
         -Consolidated Balance Sheets
         -Consolidated Statements Of Cash Flows
         -Consolidated Statements Of Shareholder's Equity
         -Notes To Consolidated Financial Statements
         -Report of Independent Auditors

American Express Centurion Bank
         -Business
         -Results of Operations
         -Capitalization of American Express Centurion Bank
         -Selected Financial Information of American Express Centurion Bank

American Express Financial Advisors
         -Segment Consolidated Income Statements (unaudited)
         -Segment Consolidated Balance Sheets (unaudited)
         -Segment Selected Statistical Information (unaudited)

IDS Life Insurance Company
         -Management's Discussion and Analysis of Consolidated Financial
          Condition and Results of Operations
         -Consolidated Balance Sheets
         -Consolidated Statements of Income
         -Consolidated Statements of Stockholder's Equity
         -Consolidated Statements of Cash Flows
         -Notes to Consolidated Financial Statements
         -Report of Independent Auditors

2002 Annual Report of American Express Bank
         -Financial Highlights
         -President's Letter
         -Locations
         -Worldwide Service
         -Consolidated Statement of Operations
         -Consolidated Balance Sheets
         -Consolidated Statement of Changes in Shareholder's Equity -Consolidated Statements of Cash Flows
         -Notes to Consolidated Financial Statements
         -Report of Ernst & Young LLP Independent Auditors
         -Board of Directors and Senior Management

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN EXPRESS COMPANY
                                        (REGISTRANT)






                                        By     /s/ Stephen P. Norman
                                        Name:  Stephen P. Norman
                                        Title: Secretary

DATE:   April 30, 2003